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                                 Exhibit 10(TT)

          Fourth Amendment to State Auto Reinsurance Pooling Agreement,
                           Amended and Restated as of

                                 January 1, 2000
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                             FOURTH AMENDMENT TO THE
                          REINSURANCE POOLING AGREEMENT
                           AMENDED AND RESTATED AS OF
                                 JANUARY 1, 2000


This Fourth Amendment (this "Fourth Amendment") to the Reinsurance Pooling Agreement, Amended and Restated as of January 1, 2000 as heretofore amended (the "2000 Pooling Agreement") by and among State Automobile Mutual Insurance Company ("State Auto Mutual"), State Auto Property and Casualty Insurance Company ("State Auto P&C"), Milbank Insurance Company ("Milbank"), State Auto Insurance Company of Wisconsin (formerly known as Midwest Security Insurance Company) ("State Auto Wisconsin"), Farmers Casualty Insurance Company ("Farmers Casualty") and State Auto Insurance Company of Ohio (formerly known as State Auto Insurance Company) ("State Auto Ohio") (collectively, the "Pooled Companies") is made this ___ day of ______2002, but is effective as of 12:01 a.m. Columbus, Ohio time January 1, 2003.

                             BACKGROUND INFORMATION

State Auto Florida Insurance Company ("SAFIC" or "State Auto Florida") which was incorporated in December 2001 as a Florida domiciled corporation, has received a certificate of authority dated August 1, 2002, from the Florida Department of Insurance licensing SAFIC as a property casualty insurer in the state of Florida.

SAFIC is a wholly owned subsidiary of State Auto Mutual and it desires that SAFIC become a participant in the 2000 Pooling Agreement.

The Independent Committee of the Board of Directors of State Auto Mutual has approved the addition of State Auto Florida to the 2000 Pooling Agreement at the pooling percentage indicated.

The purpose of this Fourth Amendment is to add State Auto Florida as a party to the 2000 Pooling Agreement at the Respective Percentage indicated below and to amend the Respective Percentage (as defined in the 2000 Pooling Agreement) of State Auto Mutual, as indicated below and to make other conforming amendments to the 2000 Pooling Agreement.

                             STATEMENT OF AGREEMENT

         In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the Pooled Companies agree to amend the 2000 Pooling Agreement as follows:

         1. Capitalized terms used in this Fourth Amendment (including the Background Information) which are not otherwise defined herein shall be


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                  defined as in the 2000 Pooling Agreement, and those
                  definitions shall apply in this Fourth Amendment.

         2. State Auto Florida is hereby made a party to the 2000 Pooling Agreement and as such is hereby designated a Pooled Company and it hereby accepts all the terms and provisions of the 2000 Pooling Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, heretofore adopted by the parties and this Fourth Amendment.

         3. The following sentence is hereby added to the first paragraph under Background Information: In addition to the foregoing management agreements, State Auto Florida has entered into a management agreement with State Auto P&C and State Auto Mutual to be effective January 1, 2003, pursuant to which State Auto Florida's business operations will be conducted in a manner similar to that described for the other Pooled Companies.

         4. Section 1c. of the 2000 Pooling Agreement is hereby amended in its entirety to read as follows:

                      "Respective Percentage" shall be
                               As to State Auto Ohio              1%
                               As to Farmers Casualty             3%
                               As to State Auto Wisconsin         1%
                               As to Milbank                      17%
                               As to State Auto P&C               59%
                               As to State Auto Mutual            18.3%
                               As to State Auto Florida            0.7%

         5. Section 2, CESSION, is amended by the addition of the following subsection (f):

                  (f) State Auto Florida Cession: State Auto Mutual hereby reinsures and assumes and State Auto Florida hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by State Auto Florida outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2003. Such liabilities shall include State Auto Florida's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto Florida's books and records at the close of business on December 31, 2002, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto Florida, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in


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                  connection with underwriting operations and liabilities
                  arising out of the State Auto Mutual Reinsurance Book. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

         6. Section 3, ASSETS TRANSFER TO STATE AUTO MUTUAL, is amended by the addition of the following subsection (f):

                  (f) State Auto Florida: In consideration of the agreements herein contained, State Auto Florida hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Florida assumed by State Auto Mutual under paragraph 2(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by State Auto Florida all of the right, title and interest of State Auto Florida in and to all assets relative to the underwriting operations of State Auto Florida due or that may become due as evidenced by its books and records at the close of business on December 31, 2002, not including investments, accrued investment income, intercompany balances and bank deposits.

         7. Section 4, ASSUMPTION OF REINSURANCE, is hereby amended by the addition of the following subsection (f):

                  (f) State Auto Florida: State Auto Florida hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto Florida its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto Florida and reinsured by State Auto Mutual as provided in paragraph 2(f)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date of the Fourth Amendment.

                           Such liabilities shall include reserves for unearned
                  premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

         8. Section 5, ASSET TRANSFER BY STATE AUTO MUTUAL, is hereby amended by the addition of the following subsection (f):

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                  (f) State Auto Florida: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto Florida an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto Florida under paragraph 4(f) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Florida by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 2002, not including investments, accrued investment income, intercompany balances and bank deposits.

         9. Section 6, PREMIUM COLLECTION AND PAYMENT OF LOSSES, is hereby amended by the addition of the following:

                  As of the effective date of this Fourth Amendment, and pursuant to the terms of the Management Agreement in place between State Auto Florida, State Auto P&C, and State Auto Mutual, State Auto Florida hereby authorizes and empowers State Auto Mutual to collect and receive all premiums and to take charge of, adjust and administer the payment of all losses with respect to any and all contracts and policies of insurance previously or thereafter issued by State Auto Florida and to reinsure or terminate all such contracts and policies, and in all respects to act as though said contracts and policies were issued by State Auto Mutual. State Auto Mutual agrees to administer the payment of all losses and loss adjustment expenses in connection with such contracts and policies. None of the foregoing is intended to affect or impair the direct obligation of State Auto Florida to its insureds under policies issued by State Auto Florida.

         10. Section 7, PREMIUM PAYABLE BY STATE AUTO MUTUAL, is amended by the addition of the following subsection (f):

                  (f) State Auto Florida: Commencing with the effective date of this Fourth Amendment, State Auto Mutual hereby agrees to pay State Auto Florida its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Fourth Amendment, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other


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                  than the parties hereto, (except for the State Auto P&C
                  Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

         11. Section 9, GENERAL STATEMENT OF INTENT, is amended by the addition of the following subsection (h):

                  (h) State Auto Florida shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, State Auto Wisconsin, Farmers Casualty and State Auto Ohio on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, State Auto Wisconsin, Farmers Casualty, and State Auto Ohio respectively, issued and in force at 12:01 a.m., EST, January 1, 2003 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, State Auto Wisconsin, Farmers Casualty, and State Auto Ohio to the extent of State Auto Florida's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  Subsection (g) of Section 9 is deleted and replaced by the following:

                  (g) The parties hereto shall, on and after 12:01 a.m., Columbus, Ohio time, January 1, 2003, participate on the basis of 18.3% for State Auto Mutual, 59% for State Auto P&C, 17% for Milbank, 1% for State Auto Wisconsin, 3% for Farmers Casualty, 1% for State Auto Ohio and 0.7% for State Auto Florida in all of the underwriting operations of each of the seven parties hereto. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

         12. Section 11, LIABILITIES EXCLUDED, is deleted and replaced by the following:

                  In addition to the liabilities set forth in paragraphs 2(a), 2(b), 2(c), 2(d), 2(e), 2(f) and 10 above, this Agreement shall not apply to the investment operation or liabilities for federal income tax or other liabilities excluded by this Agreement.

         13. Section 13, METHODS AND PROCEDURES, is deleted and replaced by the following:

                  The president of State Auto Mutual, State Auto P&C, Milbank, State Auto Wisconsin, Farmers Casualty, State Auto Ohio and State Auto Florida or


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                  any officer of any of these companies designated by said
                  president, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto.

         14. Section 14, AMENDMENTS, is deleted and replaced by the following:

                  This Agreement may be modified from time to time, so as to adapt its provisions to the varying conditions of the business of the Pooled Companies, by a mutual agreement in writing of the parties hereto, subject to ratification by the Board of Directors of each party and with the approval of the insurance regulatory officials from the State of Ohio, the State of South Carolina, the State of South Dakota, the State of Wisconsin, the State of Iowa, and the State of Florida, as required by law.

         15. Section 18, ARBITRATION, is deleted and replaced by the following:

                  In the event of any dispute hereafter arising with respect to this Agreement, State Auto Mutual, State Auto P&C, Milbank, State Auto Wisconsin, Farmers Casualty, State Auto Ohio and State Auto Florida hereby agree that such dispute shall, upon the request of the one of the parties, be submitted to arbitration. One arbitrator shall be chosen by each party and those arbitrators shall then select an umpire who shall hear and decide the issues to be arbitrated. If one party fails to name an arbitrator within thirty (30) days after receipt of a written request to do so, the party initiating the arbitration may choose the arbitrators. The decision of the umpire shall be final and binding on the parties. Each party shall bear the expense of its arbitrator and the cost of the umpire shall be shared equally. The arbitration shall take place at Columbus, Ohio or such other location upon which the parties may mutually agree.

         16. The Fourth Amendment is effective as of 12:01 a.m. Columbus, Ohio time January 1, 2003, provided that it is not disapproved by any insurance regulator with jurisdiction over any party to the 2000 Pooling Agreement, as amended heretofore and hereby. If the Fourth Amendment is disapproved as indicated, the Fourth Amendment shall be deemed null and void and shall not be deemed to have amended the 2000 Pooling Agreement in any manner whatsoever. This Fourth Amendment shall terminate when the 2000 Pooling Agreement terminates, absent the earlier termination hereof by the written consent of all parties hereto.

         Except as expressly amended hereby, the 2000 Pooling Agreement shall continue in full force and effect for the balance of the term thereof.

         IN WITNESS WHEREOF, by their signatures hereon the parties hereto hereby agree to the foregoing Fourth Amendment as of the foregoing effective date and time.

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State Automobile Mutual Insurance Company


By: /s/ Robert H. Moone
    ---------------------------------
        Robert H. Moone, President


State Auto Property and Casualty Insurance Company


By:  /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President


Milbank Insurance Company


By:  /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President


State Auto Insurance Company of Wisconsin


By:  /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President


Farmers Casualty Insurance Company


By:  /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President


State Auto Insurance Company of Ohio


By:  /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President



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State Auto Florida Insurance Company


By:      /s/ Robert H. Moone
    ---------------------------------
         Robert H. Moone, President






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